UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2021

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota 55102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value 2.625% Euro Notes due 2025 1.000% Euro Notes due 2024	ECL ECL 25 ECL 24	New York Stock Exchange, Inc. New York Stock Exchange, Inc. New York Stock Exchange, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ecolab’s Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 6, 2021.  A copy of the News Release issued by Ecolab in connection with this report under Item 5.07 is attached as Exhibit (99.1).

At the close of business on March 9, 2021, the record date of the Annual Meeting, Ecolab had 286,078,114 shares of common stock issued and outstanding.  At the Annual Meeting, 251,819,179 of the issued and outstanding shares of Ecolab’s common stock were represented in person or by proxy which constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The first proposal voted upon was the election of 13 Directors for a one-year term ending at the annual meeting in 2022. The 13 persons nominated by Ecolab’s board of directors received the following votes and were elected:

	For	Against	Abstain	Broker Non-Votes
Douglas M. Baker, Jr.	224,522,781	10,416,979	262,359	16,617,060
Shari L. Ballard	230,446,122	4,400,801	355,196	16,617,060
Barbara J. Beck	226,437,847	8,399,435	364,837	16,617,060
Christophe Beck	233,560,784	1,343,478	297,857	16,617,060
Jeffrey M. Ettinger	227,041,989	7,776,650	383,480	16,617,060
Arthur J. Higgins	224,391,347	10,426,588	384,184	16,617,060
Michael Larson	226,831,524	7,993,226	377,369	16,617,060
David W. MacLennan	228,579,327	6,243,560	379,232	16,617,060
Tracy B. McKibben	230,160,127	4,663,079	378,913	16,617,060
Lionel L. Nowell, III	230,340,893	4,465,504	395,722	16,617,060
Victoria J. Reich	222,402,858	12,441,631	357,630	16,617,060
Suzanne M. Vautrinot	226,040,657	8,810,187	351,275	16,617,060
John J. Zillmer	143,062,441	91,592,879	546,799	16,617,060

The second proposal voted upon was the ratification of the appointment of PricewaterhouseCoopers LLP as Ecolab’s independent registered public accounting firm for the year ending December 31, 2021.  The proposal received the following votes and was approved:

For	Against	Abstain
229,385,671	22,059,467	374,041

The third proposal was a vote to approve, on an advisory basis, the compensation of the executives disclosed in the Proxy Statement. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
206,065,749	25,370,952	3,765,418	16,617,060

The fourth proposal was a vote to approve a stockholder proposal regarding proxy access. The proposal received the following votes and was not approved:

For	Against	Abstain	Broker Non-Votes
88,198,439	145,306,244	1,697,436	16,617,060

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description	Method of Filing

	(99.1)	Ecolab Inc. News Release dated May 6, 2021.	Filed herewith electronically.

	(104)	Cover Page Interactive Data File.	Embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: May 7, 2021	By:	/s/ David F. Duvick
David F. Duvick
Assistant Secretary

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